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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 17, 2002
                                                --------------------------------

                              Legato Systems, Inc.
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               (Exact name of registrant as specified in charter)



    Delaware                     000-26130                       94-3077394
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


2350 West El Camino Real, Mountain View, California                     94040
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (650) 210-7000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5   OTHER EVENTS
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     On April 17, 2002, Legato Systems, Inc. ( "Legato") announced agreements to settle class action and derivative lawsuits filed in 2000 in the United States District Court for the Northern District of California and in San Mateo County Superior Court. The settlement agreements are subject to court approval. A copy of the press release issued by Legato on April 17, 2002 concerning the settlement agreements is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS
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     (c) Exhibits. The following documents are filed as exhibits to this report:
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           99.1    Press Release dated April 17, 2002.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Legato Systems, Inc.


Date: April 17, 2002
                                         By: /s/ Andrew J. Brown
                                         Senior Vice President and
                                           Chief Financial Officer

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                                 Exhibit Index
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      Exhibit
      -------
       99.1           Press Release dated April 17, 2002.